UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)         May 13, 2026

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5420 S. Durango Dr.,
Las Vegas,	Nevada	89113
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)
NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

Item 1.01.    Entry into a Material Definitive Agreement.
5.300% Senior Notes due 2031; 5.650% Senior Notes due 2033
On May 13, 2026, Las Vegas Sands Corp. (the “Company”) completed its previously announced underwritten public offering of an aggregate principal amount of $500 million of the Company’s 5.300% Senior Notes due 2031 (the “2031 Notes”) and $500 million of the Company’s 5.650% Senior Notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated November 3, 2023, forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-275303) and a prospectus supplement, dated May 4, 2026. The Company intends to use the net proceeds from the offering of the Notes, together with cash on hand, to (i) redeem in full the outstanding $1.0 billion aggregate principal amount of the Company’s 3.500% Senior Notes due August 2026 and any accrued interest, (ii) pay transaction-related fees and expenses and (iii) for general corporate purposes.
The Notes are unsecured, senior obligations of the Company. The Notes will rank equally with the Company’s other unsecured and unsubordinated obligations. None of the Company’s subsidiaries will guarantee the Notes.
The Indenture
The Notes were issued under an indenture, dated as of July 31, 2019 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), as supplemented by a tenth supplemental indenture, dated as of May 13, 2026 (the “Tenth Supplemental Indenture”) and an eleventh supplemental indenture, dated as of May 13, 2026 (the “Eleventh Supplemental Indenture”), each between the Company and the Trustee, establishing the terms of the Notes (the Base Indenture, as so supplemented by the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, the “Indenture”).
The 2031 Notes will accrue interest at the rate of 5.300% per year and will mature on May 15, 2031. Interest on the 2031 Notes will be payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2026. The 2033 Notes will accrue interest at the rate of 5.650% per year and will mature on May 18, 2033. Interest on the 2033 Notes will be payable semi-annually in arrears on May 18 and November 18, commencing on November 18, 2026.
Prior to April 15, 2031, in the case of the 2031 Notes and prior to March 18, 2033, in the case of the 2033 Notes (each such date a “Par Call Date”), the Company may redeem the Notes of the applicable series, in whole or in part, at a redemption price equal to the greater of: (1) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of the applicable series to be redeemed discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate and (2) 100% of the principal amount of the Notes of the applicable series to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after the applicable Par Call Date, at 100% of the aggregate principal amount of the applicable series being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
The Notes are subject to redemption requirements imposed by gaming authorities in jurisdictions where the Company operates. Upon the occurrence of certain change of control triggering events, the Company will be required to offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to, but not including, the repurchase date.
The Indenture contains covenants, subject to customary exceptions and qualifications, that limit the ability of the Company and its subsidiaries to, among other things:
•incur liens;
•enter into sale and leaseback transactions; and
•consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets on a consolidated basis.
The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Base Indenture, a copy of which is incorporated in this Current Report on Form 8-K by reference as Exhibit 4.1, and the Tenth Supplemental Indenture and Eleventh Supplemental Indenture, copies of which are attached as Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1
Indenture, dated as of July 31, 2019, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Las Vegas Sands Corp.’s Current Report on Form 8-K filed on July 31, 2019).

4.2	Tenth Supplemental Indenture, dated as of May 13, 2026, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as trustee, relating to the 5.300% Notes due 2031.
4.3	Eleventh Supplemental Indenture, dated as of May 13, 2026, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as trustee, relating to the 5.650% Notes due 2033.
4.4	Form of Las Vegas Sands Corp.’s 5.300% Notes due 2031 (included in Exhibit 4.2 hereto).
4.5	Form of Las Vegas Sands Corp.’s 5.650% Notes due 2033 (included in Exhibit 4.3 hereto).
5.1	Opinion of D. Zachary Hudson.
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of D. Zachary Hudson (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026

LAS VEGAS SANDS CORP.
By:	/S/ RANDY HYZAK
Name: Randy Hyzak Title: Executive Vice President and Chief Financial Officer